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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                     PURSUANT TO SECTION 305(b)(2) (3)___(3)
                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    48 WALL STREET, NEW YORK, NEW YORK 10286

               (Address of principal executive offices) (Zip Code)
                               -------------------

                              THE BANK OF NEW YORK
                             10161 CENTURION PARKWAY
                           HIGHWOODS CENTER, 2ND FLOOR
                           JACKSONVILLE, FLORIDA 32256
                            ATTN: MS. SANDRA CARREKER
                                 (904) 998-4700
            (Name, address and telephone number of agent for service)
                              --------------------

                             SYNOVUS FINANCIAL CORP.
               (Exact name of obligor as specified in its charter)

GEORGIA                                               58-1134883
State or other jurisdiction of                        (IRS employer
incorporation or organization                         identification no.)

                             SYNOVUS FINANCIAL CORP.
                          ONE ARSENAL PLACE, SUITE 301
                                901 FRONT AVENUE
                             COLUMBUS, GEORGIA 31901
                                 (706) 644-1930
          (Address and telephone number of principal executive offices)
                              --------------------

                            __% SENIOR NOTES DUE 2005
                       (Title of the indenture securities)


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1.       General Information.

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
                  2 RECTOR STREET
                  NEW YORK, N.Y. 10006, AND ALBANY, N.Y. 12203

                  FEDERAL RESERVE BANK OF NEW YORK
                  33 LIBERTY PLAZA
                  NEW YORK, N.Y. 10045

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C. 20429

                  NEW YORK CLEARING HOUSE ASSOCIATION
                  NEW YORK, N.Y.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE. (SEE NOTE ON PAGE 4.)

3-15     Not Applicable

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect,


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         which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit
         1 to Form T-1 filed with Registration Statement No. 33-29637.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 7th day of November, 2000.

                                         THE BANK OF NEW YORK


                                         By:
                                            ------------------------------------
                                            Derek Kettel, Agent


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                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Synovus Financial Corp. Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         THE BANK OF NEW YORK


                                         By:
                                            ------------------------------------
                                            Derek Kettel, Agent


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                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Synovus Financial Corp. Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         THE BANK OF NEW YORK


                                         By: /S/ Derek Kettel
                                            ------------------------------------
                                            Derek Kettel, Agent


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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 7th day of November, 2000.

                                         THE BANK OF NEW YORK


                                         By: /S/ Derek Kettel
                                            ------------------------------------
                                            Derek Kettel, Agent


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                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                       Dollar Amounts
                                                         in Thousands

ASSETS

Cash and balances due from
     depository institutions:
     Noninterest-bearing balances
       and currency and coin ...............................................    $  4,133,121
     Interest-bearing balances .............................................       4,153,905
Securities:
     Held-to-maturity securities ...........................................         908,946
     Available-for-sale securities .........................................       4,889,160
Federal funds sold and securities
     purchased under agreements to resell ..................................       4,471,741
Loans and lease financing receivables:
     Loans and leases,
       net of unearned income ....................       38,423,509
     LESS: Allowance for loan and
       lease losses ..............................          590,846
     LESS: Allocated transfer
       risk reserve ..............................           12,596
     Loans and leases, net of unearned
       income and allowance and reserve ..........                                37,820,067
Assets held in trading accounts ............................................      11,028,326
Premises and fixed assets (including
     capitalized leases) ...................................................         722,622
Other real estate owned ....................................................           6,351
Investments in unconsolidated
     subsidiaries and associated
     companies .............................................................         166,189
Customers' liability to this bank
     on acceptances outstanding ............................................       1,154,448
Intangible assets ..........................................................       1,338,942
Other assets ...............................................................       3,392,303
                                                                                ------------
Total assets ...............................................................    $ 74,186,121
                                                                                ============

LIABILITIES

Deposits:
     In domestic offices ...................................................    $ 28,759,739


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
     Noninterest-bearing .........................       12,991,192
     Interest-bearing ............................       15,768,547
     In foreign offices, Edge and
       Agreement subsidiaries, and IBFs ...................................     26,421,204
     Noninterest-bearing .........................          550,232
     Interest-bearing ............................       25,870,972
Federal funds purchased and securities
     sold under agreements to repurchase
     in domestic offices of the bank and
     of its Edge and Agreement
     subsidiaries, and in IBFs:
     Federal funds purchased ..............................................      1,619,310
Demand notes issued to the
     U.S. Treasury ........................................................        100,000
Trading liabilities .......................................................      2,337,972
Other borrowed money:
     With remaining maturity of one year
       or less ............................................................      1,754,237
     With remaining maturity of more
       than one year through three years ..................................              0
     With remaining maturity of more
       than three years ...................................................         31,080
Bank's liability on acceptances
       executed and outstanding ...........................................      1,155,970
Subordinated notes and debentures .........................................      1,652,000
Other liabilities .........................................................      4,169,081
                                                                              ------------
Total liabilities ........................................................      68,000,593
                                                                              ============

EQUITY CAPITAL

Common stock .............................................................       1,135,284
Surplus ..................................................................         956,428
Undivided profits and capital
       reserves ..........................................................       4,156,469
Net unrealized holding gains (losses)
       on available-for-sale securities ..................................         (33,142)
Cumulative foreign currency
       translation adjustments ...........................................         (29,511)
                                                                              ------------
Total equity capital .....................................................       6,185,528
                                                                              ------------
Total liabilities and equity capital .....................................    $ 74,186,121
                                                                              ============

         I, Thomas J. Masiro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Masiro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by


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us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         Thomas A. Renyi   )
         Gerald L. Hassell )        Directors
         Allen R. Griffith )